UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required In Proxy Statement
SCHEDULE 14A INFORMATION
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SMITH-MIDLAND CORPORATION
(Name of Registrant as Specified in Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMITH-MIDLAND CORPORATION
5119 Catlett Road
Midland, Virginia 22728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Wednesday, September 17, 2008

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the “Company”), a Delaware corporation, will be held on Wednesday, September 17, 2008 at 5:00 pm at the Company’s Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728 for the following purposes:

1	To elect four (4) members to the Board of Directors;

2.	To adopt the Smith-Midland Corporation 2008 Stock Option Plan; and

3.	To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

The Board of Directors has fixed the close of business on July 21, 2008 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.

We hope that all stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope has been enclosed for your convenience. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors

Rodney I. Smith
President

Midland, Virginia
July 31, 2008

SMITH-MIDLAND CORPORATION
5119 Catlett Road
Midland, Virginia 22728

PROXY STATEMENT
For the Annual Meeting of Stockholders
To be held on Wednesday, September 17, 2008

The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the “Company”) for use at the Annual Meeting of Stockholders to be held on Wednesday, September 17, 2008 at 5:00 PM at the Company’s Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

Stockholders of record at the close of business on July 21, 2008 will be entitled to vote at the Annual Meeting or any adjournment thereof. On or about that date, 4,629,962 shares of the Company’s Common Stock, $.01 par value per share (“Common Stock”), were issued and outstanding. The Company has no other outstanding voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares outstanding. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Directors will be elected by plurality vote. The proposal with respect to the adoption of the Smith-Midland Corporation 2008 Stock Option Plan requires the affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

Abstentions or broker non-votes or failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

An Annual Report, containing the Company’s audited financial statements for the years ended December 31, 2007 and December 31, 2006, is being mailed to all stockholders entitled to vote. This Proxy Statement and the accompanying proxy were first mailed to Stockholders on or about July 31, 2008.

Execution of a proxy will not in any way affect a Stockholder’s right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of the adoption of the 2008 Stock Option Plan.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

Proposal #1

ELECTION OF DIRECTORS

Four Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company’s Annual Meeting of Stockholders and serves until his successor is elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the discretion of the Board of Directors.

Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

The Board unanimously recommends that Stockholders vote FOR election of the four nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Director Since	Position
Rodney I. Smith	69	1970	Chief Executive Officer, President and Chairman of the Board of Directors
Ashley B. Smith	46	1994	Vice President of Sales and Marketing and Director
Wesley A. Taylor	60	1994	Vice President of Administration and Director
Andrew G. Kavounis	83	1995	Director

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Rodney I. Smith. Chairman of the Board of Directors, Chief Executive Officer and President. Rodney I. Smith co-founded the Company in 1960 and became its President and Chief Executive Officer in 1965. He has served on the Board of Directors and has been its Chairman since 1970. Mr. Smith is the principal developer and inventor of the Company’s proprietary and patented products. Mr. Smith is the past President of the National Precast Concrete Association. Mr. Smith has served on the Board of Trustees of Bridgewater College in Bridgewater, Virginia since 1986.

Ashley B. Smith. Vice President of Sales and Marketing and Director. Ashley B. Smith has served as Vice President of Sales and Marketing of the Company since 1990 and as a Director since December 1994. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College. Mr. Ashley B. Smith is the son of Mr. Rodney I. Smith.

Wesley A. Taylor. Vice President of Administration and Director. Wesley A. Taylor has served as Vice President of Administration of the Company since 1989 and as a Director since December 1994, and previously held positions as Controller and Director of Personnel and Administration. Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University.

Andrew G. Kavounis. Director. Andrew Kavounis has served as a Director of the Company since December 1995. Mr. Kavounis was President of Core Development Co., Inc., a privately held construction and development concern, from 1991 until he retired in 1995. From 1989 to 1991, Mr. Kavounis was the Executive Vice President of the Leadership Group, a Maryland based builder and developer. Prior to that time, Mr. Kavounis spent 37 years as an executive at assorted construction and development companies, which included a position as the National Vice President of Ryland Homes, a privately held company, in which capacity he was directly responsible for the construction of 17,000 homes annually, nationwide. Mr. Kavounis received a Bachelor of Science degree in Chemical Engineering from Presbyterian College, a Bachelor of Science degree in Civil and Mechanical Engineering from Wofford College, and a Master’s degree in Business Administration from the University of South Carolina.

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Director Independence

Andrew G. Kavounis is the only independent director of the Company as determined under the NASDAQ Marketplace Rules. The other Directors are not considered independent in view of their positions as executive officers of the Company.

Meetings and Committees of the Board of Directors

The Board of Directors has a Compensation Committee. The Compensation Committee consists of Andrew Kavounis and Wesley A. Taylor. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Company’s executives. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The Compensation Committee negotiates and approves compensation arrangements for officers, employees, consultants and directors of the Company, including, but not limited to, the grant of options to purchase the Common Stock pursuant to the Company’s 2004 Stock Option Plan or other plans which may be established. The Compensation Committee did not meet during 2007. Instead, the Board of Directors as a whole addressed these matters. The Company also does not have a Compensation Committee charter.

The Company believes that a standing nominating committee is not necessary or cost efficient for a company its size. All directors participate in the consideration of director nominees, including Andrew Kavounis, who is the Company’s independent director. The Company does not have a formal nominating committee charter. For at least the past five years, the Board of Directors has not received a recommendation from a stockholder as to a candidate for nomination to the Board of Directors and therefore has not previously formed a policy with respect to consideration of such a candidate. However, it is the Board’s intent to consider any stockholder nominees that may be put forth in the future. The Board has not identified any specific minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Board to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time. Given the current composition, stability and size of the Board of Directors of the Company, the fact that all director-nominees are standing for re-election and that the Board has received no nominee candidates from stockholders, the Board has not considered other candidates for election at the upcoming annual meeting of stockholders.

The Board of Directors met formally four times during 2007 and met informally on a number of occasions, voting on corporate actions, in some cases, by written consent. All of the Company’s current directors attended all of the meetings of the Board of Directors either in person or by telephone.

With the exception of Rodney I. Smith and Ashley B. Smith, who are father and son, respectively, no Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company’s other Directors or executive officers.

Audit Committee

The Company does not have an audit committee, or a committee performing functions similar to an audit committee. The entire Board of Directors acts as the audit committee. The Company also does not have an audit committee charter. The Board of Directors has determined that the Company does not have a person serving on its Board that qualifies as an "Audit Committee Financial Expert", as defined by Securities and Exchange Commission Rules.

The Board of Directors reviewed and discussed our audited financial statements as of and for the year ended December 31, 2007 with management.

The Board of Directors reviewed and discussed with representatives of BDO Seidman, LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as amended. The Board of Directors has also received and reviewed the written disclosures and the letter from BDO Seidman, LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with BDO Seidman, LLP their independence.

Communication Between Stockholders and the Board of Directors

Stockholders wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the Company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the stockholder or, if no individual director is identified, to all members of the Board of Directors. The Company has not in the past required members of the Board of Directors to attend each annual meeting of the stockholders because the formal meetings have been attended by very few stockholders, and have generally been brief and procedural in nature. All of the Company’s directors, however, attended the 2006 and 2007 annual meetings of stockholders. The Board will continue to monitor stockholder interest and attendance at future meetings and re-evaluate this policy as appropriate.

Compensation of Directors

All non-employee Directors receive $1,000 per meeting attended as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties. All employee Directors, except Rodney I Smith, receive $250 per meeting attended as compensation for their services and are reimbursed for expenses incurred in connection with the performance of their duties. Rodney I. Smith receives no compensation as a Director, but is reimbursed for expenses incurred in connection with the performance of his duties as a Director. For the twelve months ended December 31, 2007, total payments made to all Directors were $55,300.

Director Compensation Table for 2007

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Rodney I. Smith (2)	—	—	29,000	—	—	—	29,000
Andrew G. Kavounis (3)	4,500	—	—	—	—	—	4,500
Ashley B. Smith (4)	750	—	10,150	—	—	—	10,900
Wesley A. Taylor (5)	750	—	10,150	—	—	—	10,900

(1)	Also disclosed in the “Summary Compensation Table” below.
(2)	240,000 options were outstanding as of December 31, 2007, of which 200,000 were exercisable as of December 31, 2007.
(3)	4,000 options were outstanding as of December 31, 2007, of which 3,000 were exercisable as of December 31, 2007.
(4)	65,800 options were outstanding as of December 31, 2007, of which 50,800 were exercisable as of December 31, 2007.
(5)	30,667 options were outstanding as of December 31, 2007, of which 15,667 were exercisable as of December 31, 2007.

EXECUTIVE OFFICERS

The executive officers and a key employee of the Company are:

Name	Age	Officer Since	Position

Rodney I. Smith	69	1970	Chief Executive Officer, President,
			and Chairman of the Board of Directors

Ashley B. Smith	46	1994	Vice President of Sales and Marketing

Wesley A. Taylor	60	1994	Vice President of Administration and
			Secretary

Steve Ott	42	2005	Vice President of Engineering
			Smith-Midland Corp. (Virginia Operations)

Steve Ott. Vice President of Engineering, Smith Midland Corp.(Virginia). Mr. Ott joined the Company in October 2005. Prior to joining the Company, Mr. Ott served as Engineering Manager for the Shockey Precast Group in Fredericksburg, Virginia from June 2001 to October 2005. Mr. Ott worked at Shockey Precast Group’s Winchester plant from 1998 to 2001. From 1991 through 1997 Mr. Ott worked in Belgium for a consulting structural engineering firm and for a precast concrete manufacturer. From 1988 to 1991 Mr. Ott worked at Brandow and Johnston Structural Engineers in Los Angeles California. Mr. Ott holds a Bachelor of Science degree in Structural Engineering from the University of California at San Diego and a Masters of Business Administration from the University of Mary Washington.

For the biographies of Messrs. Rodney I. Smith, Ashley B. Smith, and Wesley A. Taylor, please see “Proposal 1—Election of Directors”.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of June 30, 2008, certain information concerning ownership of the Company’s Common Stock by (i) each person known by the Company, based solely on filings with the Securities and Exchange Commission, to own of record or be the beneficial owner of more than five percent (5%) of the Company’s Common Stock, (ii) named executive officers and Directors, and (iii) all Directors, and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Class

Rodney I. Smith (1)(3)(4)(5)	729,132	15.1

Ashley B. Smith (1)(3)(4)(6)	153,084	3.3

Wesley A. Taylor (1)(7)	45,417	*

Andrew G. Kavounis (1)(8)	3,000	*

AL Frank Asset Management, Inc. (9)	688,100	14.7

All directors and executive officers as a group (4 persons)(2)(10)	930,633	18.9
_______________________________
* Less than 1%

(1)	The address for each of Messrs. Rodney I. Smith, Ashley B. Smith, Wesley A.Taylor, and Andrew G. Kavounis, is c/o Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, Virginia 22728.

(2)
Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Ashley B. Smith is the son of Rodney I. Smith. Each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership of the other’s shares of Common Stock.

(4)
Does not include options to purchase 5,000 shares held by Matthew Smith and an aggregate of 86,489 shares of Common Stock held by Matthew Smith and Roderick Smith. Matthew Smith and Roderick Smith are sons of Rodney I. Smith and brothers of Ashley B. Smith. Also, does not include shares held by Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley B. Smith, for which each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership. Also, does not include 50,000 shares of Common Stock held by Hazel Smith, former wife of Rodney I. Smith, and mother of Ashley B. Smith. Mr. Rodney I. Smith and Ashley B. Smith each disclaim beneficial ownership of the shares held by each related party listed in this footnote.

(5)	Includes options to purchase 213,334 shares.

(6)	Includes options to purchase 55,467 shares.

(7)	Includes options to purchase 20,334 shares.

(8)	Includes options to purchase 3,000 shares.

(9)	Address of holder is 32392 Coast Highway, Suite 260, Laguna Beach, CA 92651.

(10)	Includes options to purchase 292,135 shares for all directors and executive officers as a group.

EQUITY COMPENSATION PLAN INFORMATION
  as of June 30, 2008
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan
Equity compensation plans approved by security holders	668,482	$1.52	109,509
Equity compensation plans not approved by security holders	0	$0	0
Total	668,482	$1.52	109,509

Compensation of Executive Officers
The following table sets forth the compensation paid by the Company for services rendered for each of the last two completed fiscal years to the three highest compensated executive officers of the Company and its subsidiaries (the “named executive officers”), whose compensation also exceeded $100,000 during 2007:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Rodney I. Smith President, Chief Executive Officer and Chairman of the Board. (4)	2007 2006	99,000 99,750	— 16,000	— —	29,000 30,400	— —	— —	104,400 347,563	(5) (5)	232,400 493,713

Ashley B. Smith VP of Sales and Marketing and Director	2007 2006	117,389 104,683	— 2,508	— —	10,150 10,640	— —	— —	4,923 5,804		132,462 123,635

Wesley A. Taylor VP of Administration, Secretary, Treasurer, and Director	2007 2006	95,200 100,630	— 3,320	— —	10,150 10,640	— —	— —	4,970 5,390		110,320 119,980

(1) Represents salaries and commissions paid or accrued in 2007 and 2006 for services provided by each named Executive Officer serving in the capacity listed.

(2) Represents amounts paid and accrued in 2006 for annual performance-based bonuses related to operations in 2006. No annual performance-based bonuses were approved by the Board of Directors for payment in 2007.

(3) The Company used the Black-Scholes option pricing model to determine the fair value of all option grants. All stock options vest on a prorated basis annually over three years from the date of grant. The exercise price per share of the stock options granted in 2007 were $2.15.

Stock options granted in 2007 were granted on May 22, 2007, which the Company valued based on the following assumptions:

Dividend Yield (per share)	$0.00
Volatility	73%
Risk-free Intrest Rate	4.42%
Expected Life	6 years

Accordingly, the fair value per option at the date of grant for the options granted in 2007 is $1.45.

(4) For a description of the employment agreement between Mr. Smith and the Company, see “Employment Contracts and Termination of Employment and Change in Control Agreements.”

(5) For 2006, $242,276 of the amount shown was for a non-cash (except for the portion related to the payment of taxes) payment to Rodney Smith to pay down an officer receivable due the Company, which includes a grossed up amount for income tax consequences. The receivable originated in 1968 and 1969, prior to the Company going public, and included two $30,000 loans to Rodney Smith, in lieu of salary, during two less profitable years. See “Employment Contracts and Termination of Employment and Change in Control Arrangements.” In addition, in 2007 and 2006, $99,000 was paid to Mr. Smith for an annual royalty fee paid under his employment agreement.

Outstanding Equity Awards At Fiscal Year-End 2007

The following table sets forth information for the named executive officers regarding any common share purchase options, stock awards or equity incentive plan awards that were outstanding as of December 31, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date
Rodney I. Smith	10,000	—	1.00	7/30/08
	10,000	—	1.00	8/3/08
	20,000	—	0.5625	12/28/09
	20,000	—	0.8000	4/22/11
	80,000	—	0.8100	5/3/11
	20,000	—	1.3900	12/25/11
	20,000	—	0.8300	12/16/13
	13,333	6,667	2.52	9/29/15
	6,667	6,667	2.25	5/21/16
	—	20,000	2.15	5/21/17
TOTAL	200,000	40,000

Ashley B. Smith	4,800	—	1.00	8/3/08
	7,000	—	0.5625	12/28/09
	10,000	—	0.8000	4/22/11
	10,000	—	1.3900	12/25/11
	10,000	—	0.8300	12/16/13
	6,667	3,333	2.52	9/29/15
	2,333	4,667	2.25	5/21/16
	—	7,000	2.15	5/21/17
TOTAL	50,800	15,000

Wesley A. Taylor	6,667	—	0.8300	12/16/13
	6,667	3,333	2.52	9/29/15
	2,333	4,667	2.25	5/21/16
	—	7,000	2.15	5/21/17
TOTAL	15,667	15,000

TOTAL	266,467	70,000

All stock options vest on a prorated basis annually over three years from the date of grant and generally expire ten years from the date of grant.

Employment Contracts and Termination of Employment and Change in Control Arrangements.

The Company entered into a four-year Employment Agreement with Rodney I. Smith, its current President and Chief Executive Officer, effective as of September 30, 2002. The term of employment automatically renews commencing on the date one year after the effective date, and on an annual basis thereafter, for an additional one year, unless earlier terminated or not renewed as provided for therein. The agreement provides for an annual base salary of $99,000 (“Base Salary”), which will be reviewed at least annually and adjusted from time to time at the determination of the Board of Directors. It also provides for an annual royalty fee of $99,000 payable as consideration for Mr. Smith’s assignment to the Company of all of his rights, title and interest in and to the Patents (as defined in the agreement). Payment of the royalty continues only for as long as the Company is using the inventions underlying the non-expired Patents. Mr. Smith is also entitled to bonuses as follows (the “Bonus”): (i) a performance-based bonus as determined by the Board each calendar year, and (ii) a $27,000 quarterly bonus equal to one-twentieth of the then outstanding principal balance on the loan (the “Loan”) made by the Company to Mr. Smith in the aggregate amount of $540,000, at the date of the employment agreement, and the unpaid interest accrued thereon during the quarter, and a cash amount which reimburses Mr. Smith for certain taxes payable by him as a result of such quarterly bonus. Payment of the Bonuses that are equal to one-twentieth of the Loan and the quarterly interest thereon are paid in the form of forgiveness of such principal and interest. Once the Loan has been fully repaid, no further quarterly Bonus in respect of the Loan shall be payable.

With respect to repayment of the Loan, the Board of Directors approved the acceleration of the accrual of all bonuses and related expenses necessary to pay off the Loan as of December 31, 2006. All related and accrued amounts required to fully payoff the Loan in the amount of $242,276, including a grossed up amount for income taxes, were recognized as general and administration expense for the year ended December 31, 2006.

Mr. Smith’s employment agreement provides further that if Mr. Smith (i) voluntarily leaves the employ of the Company within six months of his becoming aware of a Change of Control (as defined in the agreement) of the Company, then he shall be entitled to receive a lump sum amount equal to three times the five-year average of his combined total annual compensation, which includes the Base Salary and Bonus, less one dollar ($1.00), and certain other unpaid accrued amounts as of the date of his termination, or (ii) is terminated by the Company without Cause (as defined in the agreement) or leaves the Company with Good Reason (as defined in the agreement), Mr. Smith shall be entitled to a lump sum payment equal to three times the combined Base Salary and Bonus paid during the immediately preceding calendar year, and such other unpaid accrued amounts. In any of such cases, the Company will provide Mr. Smith with certain Company fringe benefits for two years, subject to certain conditions as provided for in the agreement, and all of Mr. Smith’s unvested options to purchase Company stock shall become fully vested and exercisable on the date of termination. Mr. Smith will be entitled to exercise all such options for three years from the date of termination. The Company will have no further obligations to Mr. Smith, other than with respect to the payment of royalties.

In the event Mr. Smith’s employment by the Company is terminated as a result of Mr. Smith’s (i) death, his estate shall be entitled to a lump sum payment of one times the combined Base Salary and Bonus, and certain other accrued and unpaid amounts, or (ii) disability, Mr. Smith shall be entitled to Base Salary and Bonus for a period of one year commencing with the date of termination, and all other unpaid accrued amounts.

In the event Mr. Smith’s employment is terminated for cause or Mr. Smith voluntarily leaves the employ of the Company for no reason, Mr. Smith shall be entitled to accrued but unpaid Base Salary and Bonus up to the date of termination, and all other unpaid amounts. The Company shall have no further obligations to Mr. Smith.

The employment agreement also contains noncompetition and nonsolicitation covenants for one year following Mr. Smith’s termination of employment for any reason.

Certain Relationships and Related Transactions.

At December 31, 2005, the Company owned an unsecured note receivable for approximately $143,730 from Mr. Rodney I. Smith, the Company’s President, accruing interest at a rate of 6% per annum. This note was extended by the Board of Directors at their July 22, 2002 meeting to mature on December 31, 2007. The Board also approved the use of bonuses to pay off the loan and any applicable taxes. Principal received on the note was $143,730 for the year ended December 31, 2006, which included a one-time Board-approved cash bonus declared of $24,094 to reimburses Mr. Smith for certain taxes payable by him as a result of repaying the loan in full in 2006. Total interest received on this note was approximately $15,396 for the year ended December 31, 2006. The loan has been paid in full.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) (“Section 16(a)”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Company’s Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the “Commission”) and any national securities exchange on which the Corporation’s securities are registered.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten per cent (10%) beneficial owners were satisfied during 2007, except as follows: (i) the following persons each filed one Form 4 to report the grant of stock options, which was one business day late: Rodney I. Smith, Ashley B. Smith, Wesley A. Taylor and Lawrence R. Crews (former executive officer) and (ii) Ashley B. Smith filed one Form 4 to report the acquisition of shares pursuant to the exercise of stock options and the sale thereof, which was one business day late.

PROPOSAL #2

PROPOSAL TO ADOPT THE SMITH-MIDLAND CORPORATION 2008 STOCK OPTION PLAN

GENERAL INFORMATION RELATING TO THE SMITH-MIDLAND CORPORATION 2008 STOCK OPTION PLAN

The Smith-Midland Corporation 2008 Stock Option Plan (the “Plan”) is intended to encourage and enable employees, directors,` consultants, and advisors who are in a position to make contributions to the success of the Company, to acquire a closer identification of their interests with those of the Company by providing them with opportunities to purchase stock pursuant to the options granted under the Plan. As of July 18, 2008, the Company had 127 full time employees, 5 part-time employees and one non-employee director.

The aggregate number of shares for which options could be granted under the Plan is 500,000, subject to adjustments because of changes in the Company’s capital structure such as stock dividends, stock splits, recapitalizations, and other capital adjustments. The options to be granted under the Plan will be designated as incentive stock options or non-incentive stock options by the Board of Directors or a committee thereof, which also shall have full and final authority in its discretion as to the persons to be granted options and the terms of the option agreements. Only employees of the Company, including officers, may be granted incentive stock options.

The Plan provides that all options there under shall be exercisable during a period of no more than ten years from the date of the grant (five years for incentive stock options granted to holders of 10% or more of the outstanding shares of Common Stock), depending on the specific stock option agreement, and the option exercise price, in the case of incentive stock options, shall be at least equal to 100% of the fair market value of the Common Stock at the time of the grant (at least 110% for incentive stock options granted to holders of 10% or more of the outstanding shares of Common Stock and at least 50% with regard to non-incentive options). Pursuant to the provisions of the Plan, the aggregate fair market value (determined at the time the options are granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any one calendar year shall not exceed $100,000.

If the grantee shall cease to be an employee for any reason other than death, any options granted to the grantee shall be exercisable only to the extent of the vested purchase rights on that date, subject to the original term of the option or three months from the date of termination (one year, in the event of cessation of employment on account of disability) whichever is earlier. If employment is terminated by death, the person or persons to whom the grantee’s rights under the option are transferred by will or by the laws of descent and distribution, subject to the purchase rights vested as of the date the grantee ceased to be an employee, may exercise such options any time prior to one year from the date of death; provided that such option or options shall expire in any event no later than the last day of the original term of such option. In the case of a Participant who is not an employee, provisions relating to the exercisability of an option following termination of service shall be specified in the award. If not so specified, all options held by such Paticipant shall terminate on termination of service to the Company. Options are not transferable by the grantee otherwise than by will or the laws of descent and distribution, and such options may be exercised during the grantee’s lifetime only by the grantee, or, in the event of the grantee’s legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the grantee under state law. If an option under the Plan expires or terminates unexecised as to the shares covered thereby, such shares shall thereafter be available for the granting of other options under the Plan.. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee provided however, that no options may be granted under the Plan on or after the tenth anniversary of the effective date thereof.

On July 21, 2008, the closing price of the Common Stock was $1.10 per share.

If shares are issued to the holder of a non-incentive option under the Plan (1) no income will be recognized by the holder at the time of the grant of the option; (2) except as stated below, upon exercise of the option, the holder will recognize taxable ordinary income in the amount equal to the excess of the fair market value of the shares over the option price; (3) if the holder exercising the option is restricted from selling the shares so acquired because the holder is an officer or director of the Company, and would be subject to liability under Section 16(b) of he Securities Exchange Act of 1934, then, unless the holder makes an election to be taxed under the rule of clause (2) above, the holder will recognize taxable ordinary income at the time such Section 16(b) restriction terminates, equal to the excess of the fair market value of the shares at that time over the option price, and any dividends he or she received n the shares before that time will be taxable to him or her as income; (4) the Company will be entitled to a deduction at the same time and in the same amount as the holder has income under clause (2) or (3); and (5) upon a sale of shares so acquired, the holder may have additional short-term or long-term capital gain or loss.

If shares are issued to the holder of an incentive stock option under the Plan (1) no income will be recognized by such holder at the time of the grant of the option or the transfer of shares to the holder pursuant to his or her exercise of the option; (2) the difference between the option price and the fair market value of the shares at the time of exercise will be treated as an item of tax preference to the holder; (3) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of the option; and (4) upon a sale or exchange of the shares after the later of (a) one year from the date of transfer of the shares to the original holder, or (b) two years from the date of grant of the option, any amount realized by the holder in excess of the option price will be taxed to the holder as a long-term capital gain and any loss sustained by the holder will be a long-term capital loss. If the shares are disposed of before the holding period requirements described in the preceding sentence are satisfied then (1) the holder will recognize taxable ordinary income in the year of disposition in an amount determined under the rules of the Code; (2) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; (3) the holder may have additional long-term or short-term capital gain or loss, and (4) the tax preference provision may not be applicable.

The Company has adopted the 2008 Stock Option Plan inasmuch as the Company’s 2004 Stock Option Plan provision was for 500,000 shares, of which options for 109,509 shares currently remain to be granted, and the new Plan will allow the Company an uninterrupted ability to continue to grant stock options.

In that benefits under the Plan will depend on the actions of the Board of Directors and the value of our common stock, it is not possible to determine the benefits that will be received if stockholders approve the adoption of the plan.

The Board of Directors recommends that Stockholders vote FOR the Adoption of the Company’s 2008 Stock Option Plan.

AUDIT AND RELATED FEES

The aggregate fees billed for each of the past two fiscal years for professional services rendered by BDO Seidman, LLP, the principal accountant for the audit of the Company; for assurance and related services related to the audit; for tax compliance, tax advice, and tax planning; and for all other fees for products and services are shown in the table below.

Audit Fees: Fees charged as audit fees are for the of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit-Related Fees: There were no audit related fees paid in either of the two most recent fiscal years.

Tax Fees: Tax fees are for professional services rendered by BDO Seidman, LLP for tax compliance, tax advice, and tax planning. These fees related to services for preparation of taxes for 2006 and the estimated tax payments for both 2006 and 2007.

The Company does not have an Audit Committee. The Board of Directors has the responsibility normally assigned to the Audit Committee. The Board of Directors has not adopted any blanket pre-approval policies and procedures. Instead, the Board will pre-approve the provision by BDO Seidman, LLP of all audit or non-audit services.

	2007	2006
Audit Fees	$141,578	$114,886
Tax Fees	25,840	26,425
Total	167,418	141,311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP acted as our independent registered public accounting firm for the fiscal year ended December 31, 2007. A representative of BDO Seidman, LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

VOTING AT MEETING

The Board of Directors has fixed July 21, 2008 as the record date for the determination of Stockholders entitled to vote at this meeting. On or about that date 4,629,962 shares of Common Stock were outstanding and entitled to vote.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners.

REVOCATION OF PROXY

Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

STOCKHOLDER PROPOSALS

In order to be included in proxy material for next year’s annual meeting, Stockholders’ proposed resolutions must be received by the Company no later than April 5, 2009. In addition, the by-laws of the Company require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Pursuant to our by-laws, if notice of any stockholder proposal is received after July 20, 2009, then the notice will be considered untimely and we are not required to present such proposal at the Annual Meeting to be held in 2009. If the Board of Directors chooses to present a proposal submitted after July 20, 2008 at next year’s Annual Meeting, then the persons named in proxies solicited by the Board of Directors for such Annual Meeting may exercise discretionary voting power with respect to such proposal.

ANNUAL REPORT ON FORM 10-K

An Annual Report on Form 10-K as filed with the SEC for the year ending December 31, 2007, containing financial and other information about the Company, is being mailed to all stockholders of record as of the Record Date, at the Company's cost.

MISCELLANEOUS

The management does not know of any other matter that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors:

/s/ Rodney I. Smith
Rodney I. Smith
President
Midland, Virginia

Dated: July 31, 2008

THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

SMITH-MIDLAND CORPORATION

2008 STOCK OPTION PLAN

ARTICLE 1

PURPOSE OF THE PLAN

The purpose of this Plan is to encourage and enable employees, members of the Board, consultants, and advisors who are in a position to make contributions to the success of SMITH-MIDLAND CORPORATION and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to Options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation.

ARTICLE II

DEFINITIONS

2.1. “Affiliated Corporation” means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

2.2. “Award” means an Option granted under Article V.

2.3. “Board” means the Board of Directors of the Corporation or, if one or more has been appointed, a Committee of the Board of Directors of the Corporation.

2.4. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.5. “Committee” means a Committee of not less than two members of the Board appointed to administer the Plan who are disinterested persons as defined in Section 16b-3 of the Securities Exchange Act of 1934, as amended.

2.6. “Corporation” means SMITH-MIDLAND CORPORATION, a Delaware corporation, or its successor.

2.7. “Employee” means any person who is a regular full-time or part-time employee of the Corporation or an Affiliated Corporation.

2.8. “Incentive Stock Option” (“ISO”) means an option, which qualifies as an incentive stock option as defined in Section 422 of the Code.

2.9. “Non-Qualified Option” means any Option not intended to qualify as an Incentive Stock Option.

2.10. “Option” means an Incentive Stock Option or Non-Qualified Option granted by the Board under Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish. Except as otherwise expressly provided with respect to an Option grant, no Option granted pursuant to the Plan shall be an Incentive Stock Option.

2.11. “Participant” means a person selected by the Committee to receive an award under the Plan.

2.12. “Plan” means this 2008 Stock Option Plan.

2.13. “Reporting Person” means a person subject to Section 16 of the Securities Exchange Act of 1934, as amended, or any successor provision.

2.14. “Restricted Period” means the period of time selected by the Committee during which an award may be forfeited by the person.

2.15. “Stock” means the Common Stock, $.01 par value per share, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article XI.

ARTICLE III

ADMINISTRATION OF THE PLAN

3.1. Administration by Board. This Plan shall be administered by the Board of Directors of the Corporation. The Board may, from time to time, delegate any of its functions under this plan to one or more Committees. All references in this Plan to the Board shall also include the Committee or Committees, if one or more have been appointed by the Board. From time to time the Board may increase the size of the Committee or Committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Committee or Committees and thereafter directly administer the Plan. No member of the Board or a Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Options granted hereunder.

3.2. If a Committee is appointed by the Board, a majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all members of the Committee. The Board may delegate the power to select directors and officers to receive Awards under the Plan, and the timing, pricing and amount of such Awards to a Committee, all members of which shall be “disinterested persons” within the meaning of Rule 16b-3 under that Act.

3.3. Powers. The Board of Directors and/or any Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation. This authority includes, but is not limited to:

3.3.a. The power to grant Awards conditionally or unconditionally,

3.3.b. The power to prescribe the form or forms of any instruments evidencing Awards granted under this Plan,

3.3.c. The power to interpret the Plan,

3.3.d. The power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe and rescind regulations for interpretation, management and administration of the Plan,

3.3.e. The power to delegate responsibility for Plan operation, management, and administration on such terms, consistent with the Plan, as the Board may establish,

3.3.f. The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan’s purpose, and

3.3.g. The power to engage the services of persons, companies, or organizations in furtherance of the Plan’s purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

3.4. Additional Powers. In addition, as to each Option to buy Stock of the Corporation, the Board shall have full and final authority in its discretion: (a) to determine the number of shares of Stock subject to each Option; (b) to determine the time or times at which Options will be granted; (c) to determine the Option price of the shares of Stock subject to each Option, which price shall be not less than the minimum price specified in Article V of this Plan; (d) to determine the time or times when each Option shall become exercisable and the duration of the exercise period (including the acceleration of any exercise period), which shall not exceed the maximum period specified in Article V; (e) to determine whether each Option granted shall be an Incentive Stock Option or a Non-qualified Option; and (f) to waive compliance by a Participant with any obligation to be performed by him under an Option, to waive any condition or provision of an Option, and to amend or cancel any Option (and if an Option is cancelled, to grant a new Option on such terms as the Board may specify), except that the Board may not take any action with respect to an outstanding Option that would adversely affect the rights of the Participant under such Option without such Participant’s consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Article XI.

3.5. In no event may the Corporation grant an Employee any Incentive Stock Option that is first exercisable during any one calendar year to the extent the aggregate fair market value of the Stock (determined at the time the Options are granted) exceed $100,000 (under all stock Option plans of the Corporation and any Affiliated Corporation); provided, however, that this paragraph shall have no force and effect if its inclusion in the Plan is not necessary for Incentive Stock Options issued under the Plan to qualify as such pursuant to Section 422(d)(1) of the Code.

ARTICLE IV

ELIGIBILITY

4.1. Eligible Employees. All Employees (including members of the Board who are Employees) are eligible to be granted Incentive Stock Option and Non-Qualified Option Awards under this Plan.

4.2. Consultants, Directors and other Non-Employees. Any consultant, member of the Board (who is not an Employee) and any other Non-Employee is eligible to be granted Non-qualified Option Awards under the Plan, provided the person has not irrevocably elected to be ineligible to participate in the Plan.

4.3. Relevant Factors. In selecting individual Employees, consultants, directors and non-Employees to who Awards shall be granted, the Board shall weigh such factors as are relevant to accomplish the purpose of the Plan as stated in Article I.

ARTICLE V

STOCK OPTION AWARDS

5.1. Number of Shares. Subject to the provisions of Article XI of this Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed 500,000 shares. The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued as reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

5.2. Stock issuable upon exercise of an Option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors.

5.3. Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Corporation shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

5.4. Term of Options. The full term of each Option granted hereunder shall be for such period as the Board shall determine. In the case of Incentive Stock Options granted hereunder, the term shall not exceed ten (10) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Article VI. Notwithstanding the foregoing, Options intended to qualify as “Incentive Stock Options” may not be granted to any Employee who at the time such Option is granted, directly or indirectly, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation unless such Option is not exercisable after the expiration of five (5) years from the date such Option is granted.

5.5. Option Price. The Option price shall be determined by the Board at the time any Option is granted. In the case of Incentive Stock Options, the exercise price shall not be less than 100% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted (but in no event less than par value), provided that no Incentive Stock Option shall be granted hereunder to any Employee if at the time of grant the Employee, directly or indirectly, owns Stock possessing more than 10% of the combined voting power of all classes of stock, of the Corporation and its Affiliated Corporations unless the Incentive Stock Option price equals not less than 110% of the fair market value of the shares covered thereby at the time the Incentive Stock Option is granted. In the case of Non-Qualified Stock Options, the exercise price shall not be less than 50% of fair market value.

5.6. Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation’s Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the closing price (on that date) of the Stock on the principal national securities exchange (including NASDAQ) on which the Stock is traded, if the Stock is then traded on a national securities exchange (including NASDAQ); or (ii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the- counter securities, if the Stock is not traded on a national securities exchange (including NASDAQ). However, if the Stock is not publicly traded at the time an Option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm’s length.

5.7. Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee’s lifetime only by the grantee, or in the event of the grantee’s incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the grantee under state law.

5.8. Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified.

ARTICLE VI

EXERCISE OF OPTION

6.1. Exercise. Each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the exercise date of any Incentive Stock Option granted if such acceleration would not violate the annual vesting limitation contained Section 422(d)(1) of the Code.

6.2. Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in the shares of the Corporation’s stock valued at Fair Market Value as defined in Section 5.6 hereof, or by any such other lawful consideration as the Board may determine. Until such person has been issued a certificate or certificates for the shares so purchased and has fully paid the purchase price for such shares, he or she shall possess no rights of a record holder with respect to any of such shares. The Corporation may elect to receive payment for such shares by means of a promissory note, provided that no officer, director or holders of 5% or more of the Corporation’s outstanding Common Stock may exercise any stock Option and make payment for such shares by means of a promissory note.

6.3. Option Unaffected by Change in Duties. No Incentive Stock Option (and, unless otherwise determined by the Board of Directors, no Non-Qualified Option granted to a person who is, on the date of the grant, an Employee of the Corporation or an Affiliated Corporation) shall be affected by any change of duties or position of the grantee (including transfer to or from an Affiliated Corporation), so long as he or she continues to be an Employee. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such grantee’s right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the corporation or any Affiliated Corporation to continue the employment of the grantee after the approved period of absence.

6.4. If the grantee shall cease to be an Employee for any reason other than death, such Option shall thereafter be exercisable only to the extent of the purchase rights, if any, which have accrued as of the date of such cessation, provided that (i) the Board may provide in the instrument evidencing any Option that the Board may in its absolute discretion, upon any such cessation of employment, determine (but be under no obligation to determine) that such accrued purchase rights shall be deemed to include additional shares covered by such Option; and (ii) unless the Board shall otherwise provide in the instrument evidencing any Option, upon any such cessation of employment, such remaining rights to purchase shall in any event terminate upon the earlier of (A) the expiration of the original term of the Option; or (B) where such cessation of employment is on account of disability, the expiration of one year from the date of such cessation of employment and, otherwise, the expiration of three months from such date. For purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.5. In the case of a Participant who is not an employee, provisions relating to the exercisability of an Option following termination of service shall be specified in the award. If not so specified, all Options held by such Participant shall terminate on termination of service to the Corporation.

6.6. Death of Grantee. Should an grantee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options theretofore granted, may, unless otherwise provided by the Board in any instrument evidencing any Option, exercise such Options at any time prior to one year from the date of death; provided, that such Option or Options shall expire in all events no later than the last day of the original term of such Option; provided, further, that any such exercise shall be limited to the purchase rights which have accrued as of the date when the grantee ceased to be an Employee, whether by death or otherwise, unless the Board provides in the instrument evidencing such Option that, in the discretion of the Board, additional shares covered by such Option may become subject to purchase immediately upon the death of the grantee.

ARTICLE VII

REPORTING PERSON LIMITATIONS

To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and any successor provision, at least six months must elapse from the date of acquisition of an Option by a Reporting person to the date of disposition of such Option (other than upon exercise) or its underlying Common Stock.

ARTICLE VIII

TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to Incentive Stock Options, or to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Corporation to execute and deliver such instruments. The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

ARTICLE IX

BENEFIT PLANS

Awards under the Plan are discretionary and are not a part of regular salary. Neither the Plan, an Option, or any instrument evidencing an Option confers upon any Participant any right to continue as an employee of, or consultant or advisor to, the Corporation or an Affiliated Corporation or affect the right of the Corporation or any Affiliated Corporation to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profits granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Corporation to the Participant by contract or otherwise.

ARTICLE X

AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

10.1. The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination. The Board may also amend the Plan from time to time, except that amendments which affect the following subjects must be approved by stockholders of the Corporation:

10.1.a. Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to Article V;

10.1.b. The maximum term of Options granted;

10.1.c. The minimum price at which Options may be granted;

10.1.d. The term of the Plan; and

10.1.e. The requirements as to eligibility for participation in the Plan.

10.2. Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

ARTICLE XI

CHANGES IN CAPITAL STRUCTURE

11.1. The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of Stock dividends, Stock splits, recapitalizations, reorganizations, merger, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change, as determined by the Board. Such adjustment to outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options, and a corresponding adjustment in the applicable Option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

11.2. Notwithstanding the foregoing, any adjustments made pursuant to this Article XI with respect to Incentive Stock Options shall be made only after the Board, after consulting with counsel for the Corporation, determines whether such adjustments would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Board determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options, it may refrain from making such adjustments.

11.3. In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as the Board shall determine. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

11.4. No fractional shares shall be issued under the Plan and the grantee shall receive from the Corporation cash in lieu of such fractional shares.

ARTICLE XII

EFFECTIVE DATE AND TERM OF THE PLAN

The Plan shall become effective on September 17, 2008. The Plan shall continue until such time as it may be terminated by action of the Board or the Committee; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

ARTICLE XIII

CONVERSION OF INCENTIVE STOCK OPTIONS INTO NON-QUALIFIED OPTIONS; INCENTIVE STOCK OPTION TERMINATION

The Board, at the written request of any grantee, may in its discretion take such actions as may be necessary to convert such grantee’s Incentive Stock Options, that have not been exercised on the date of conversion, into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the grantee is an employee of the Corporation or an Affiliated Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of such Options. At the time of such conversion, the Board or the Committee (with the consent of the grantee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board or the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any grantee the right to have such grantee’s Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board or the Committee takes appropriate action. The Board, with the grantee’s consent, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such termination.

ARTICLE XIV

APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes or such other purposes as determined by the Board or the management of the Corporation.

ARTICLE XV

GOVERNMENTAL REGULATION

The Corporation’s obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

ARTICLE XVI

WITHHOLDING OF ADDITIONAL INCOME TAXES

Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Article XVII) the Corporation, in accordance with the Code, may require the grantee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person’s gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding.

ARTICLE XVII

NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

Each employee who receives an Incentive Stock Option must agree to notify the Corporation in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the employee was granted the Incentive Stock Option or (b) one year after the date the employee acquired Stock by exercising the Incentive Stock Option. If the employee has died before such stock is sold, these holding period requirements ro not apply and no Disqualifying Disposition can occur thereafter.

ARTICLE XVIII

GOVERNING LAW; CONSTRUCTION

The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware (without regard to the conflict of law principles thereof). In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

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MR A SAMPLE
DESIGNATION (IF ANY)
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Withhold
01 - Rodney I. Smith	☐	☐
02 - Ashley B. Smith	☐	☐
03 - Wesley A. Taylor	☐	☐
04 - Andrew G. Kavounis	☐	☐

	For	Against	Abstain
2. Proposal to adopt the Smith-Midland Corporation 2008 Stock Option Plan.	☐	☐	☐

3. In their discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy will be voted for and in favor of the items set forth above unless a contrary specification is made.

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

Proxy — SMITH-MIDLAND CORPORATION

PROXY FOR ANNUAL MEETING

TO BE HELD ON WEDNESDAY, SEPTEMBER 17, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Rodney I. Smith and Wesley A. Taylor, or either of them, as attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at the Company's Corporate Headquarters, located at 5119 Catlett Road, Midland, Virginia 22728, on Wednesday, September 17, 2008 at 5:00 PM Eastern Time, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Rodney I. Smith and Wesley A. Taylor to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

If no direction is made, this Proxy will be voted FOR election of Directors and FOR Proposal 2.

Please mark, date, sign and return the proxy card promptly using the enclosed envelope.